THE EBI FUNDS, INC.
                                 ___________________

                      SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995
                     (as previously supplemented October 1, 1995,
                       October 25, 1995 and December 11, 1995)
                              Effective January 15, 1996


          The prospectus of The EBI Funds, Inc. (the "Fund") is hereby amended, effective January 15, 1996, to reflect that the name of the Fund has been changed to

                             INVESCO Advisor Funds, Inc.


          All references in the prospectus to The EBI Funds, Inc. are changed to reflect the Fund's new name.


          The prospectus is hereby further amended to reflect that the Relative Return Bond Portfolio has been completely liquidated and terminated in a reorganization in December, 1995. Accordingly, all references to the Relative Return Bond Portfolio are deleted.